SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  July 27, 1995


                          COCA-COLA ENTERPRISES INC.

              (Exact name of registrant as specified in its charter)



         Delaware                  01-09300                 58-0503352
        (State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




              One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
        (Address of principal executive offices, including zip code)

                               (404) 676-2100
           (Registrant's telephone number, including area code)












                                        Page 1 of 6 pages
                                        Exhibit Index page 4

Item 5.   Other Events
          ------------
          On July 27, 1995, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the Company's intent to start repurchasing shares under the previously authorized share repurchase program utilizing the Company's anticipated annual free cash flow.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c) Exhibits.


          28   Press Release of Coca-Cola Enterprises Inc. issued
               July 27, 1995

              ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                       LOWRY F. KLINE
Date:  August 2, 1995              By:------------------------------
                                   Lowry F. Kline
                                   General Counsel

                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press release of Coca-Cola Enterprises Inc.         5
               issued July 27, 1995

                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press Release of Coca-Cola Enterprises Inc.       5
               issued July 27, 1995